UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 6, 2012

Mellanox Technologies, Ltd.

(Exact name of Registrant as Specified in its Charter)

Israel	001-33299	98-0233400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Beit Mellanox

Yokneam, Israel 20692

(Address of Principal Executive Offices)

+972-4-909-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On September 10, 2012, Mellanox Technologies, Ltd. (“Mellanox” or the “Company”) announced the upcoming retirement of Michael Gray as the Company’s Chief Financial Officer (“CFO”) and principal accounting officer, effective November 5, 2012. Mr. Gray’s day-to-day employment with the Company will continue during a transition period until February 4, 2013.

A copy of the press release announcing Mr. Gray’s retirement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(c)

On September 6, 2012, the Company’s Board of Directors (the “Board”) appointed Jacob Shulman, currently the Company’s Vice President of Finance, to succeed Michael Gray as CFO and principal accounting officer, effective November 5, 2012.

Mr. Shulman, age 42, has more than 19 years of professional financial experience and has served as the Company’s Vice President of Finance since March 2012.  Mr. Shulman joined Mellanox in June 2007 as the Company’s corporate controller.  From 2005 to 2007, Mr. Shulman was corporate controller at Atrica, a telecom company that was purchased by Nokia Siemens.  Prior to Atrica, Mr. Shulman spent seven years in senior finance positions, including controller and divisional CFO positions with Matav Cable Systems, Thyssenkrupp and Guava Technologies.  Mr. Shulman’s background also includes five years of audit-related work with Ernst & Young LLP and Deloitte & Touche LLP.

Mr. Shulman’s Compensation and Change in Control Severance and Indemnification Agreements

The Board, further to the approval of the Company’s Audit Committee (the “Audit Committee”), has approved a base salary of $250,000 for Mr. Shulman upon his appointment as the Company’s CFO, effective November 5, 2012.  From time to time and on an annual basis, Mr. Shulman will be eligible to receive a discretionary cash bonus from the Company’s discretionary cash bonus program, if the Company’s Compensation Committee (the “Compensation Committee”), the Audit Committee and the Board recommend and approve such an award.

Further to the approval of the Audit Committee, on September 6, 2012, the Board approved an award of 12,000 restricted stock units (the “RSU Award”) to Mr. Shulman pursuant to the Company’s 2006 Global Share Incentive Plan (“GSIP”).  The RSU Award will vest over a term of 4 years and at the rate of 12/48th of the original number of shares on November 1, 2013, and thereafter at the rate of 3/48th of the original number of shares on the first day of each quarterly period of February, May, August and November, commencing February 1, 2014, with the last 3/48th of the original number of shares vesting on November 1, 2016, so long as Mr. Shulman remains a service provider of the Company.

In connection with his appointment as CFO, the Company and Mr. Shulman will enter into the Company’s standard form executive severance benefits agreement for U.S. executives (the “Agreement”), which provides that if the executive’s employment with the Company is terminated without cause or if the executive is constructively terminated (as these terms are defined in the Agreement), and the executive provides the Company a general release of all claims, in each case during the 12-month period following a change of control (as defined in the Agreement) of the Company, then the executive is entitled to receive the following payments and benefits: (i) continuation of the executive’s salary for six months at a per annum rate of 120% of the executive’s annual base salary in effect on the termination date; (ii) if the executive elects COBRA coverage under the Company’s group health plan, payment for the cost to continue COBRA coverage for the executive and his eligible dependents for up to 12 months following the termination date; and (iii) accelerated vesting and immediate exercisability of the executive’s outstanding and unvested equity incentive awards as to 50% of the total number of unvested shares subject to such outstanding and unvested equity incentive awards.  The foregoing summary of terms of the Agreement is qualified in its entirety by reference to the full text of the Agreement, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

In addition, in connection with his appointment as CFO, the Company and Mr. Shulman will enter into the Company’s standard form of indemnification undertaking, pursuant to which the Company is obligated to indemnify its directors and officers who are, or who may become, parties to such agreement to the fullest extent permitted by law.  Indemnification with respect to financial obligations incurred by the executive as a result of judgments, settlements or arbitrators’ awards approved by a court is limited to an amount or criteria determined by the Board as reasonable under the circumstances and to events determined as foreseeable by the Board based on the Company’s activities.  Insurance is subject to the Company’s discretion depending on its availability, effectiveness and cost.  The foregoing summary of terms of the indemnification undertaking is qualified in its entirety by reference to the full text of the indemnification undertaking, the form of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

A copy of the press release announcing Mr. Shulman’s appointment as CFO and principal accounting officer is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01                     Regulation FD Disclosure.

On September 10, 2012, the Company issued a press release announcing Mr. Gray’s retirement and Mr. Shulman’s appointment as CFO and principal accounting officer, and a conference call to occur at 8:30 a.m. Eastern time on September 10, 2012.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

All statements included or incorporated by reference in this Current Report on Form 8-K, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words.  These forward-looking statements are based on the Company’s current expectations, management’s beliefs and certain assumptions made by the Company, all of which are subject to change.

Item 9.01                                                                                                                             Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Mellanox Technologies, Ltd. Executive Severance Benefits Agreement for U.S. Executives (1)
10.2	Amended Form of Indemnification Undertaking (2)
99.1	Press Release issued by the Company on September 10, 2012

(1) Incorporated by reference to Exhibit 10.12 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (SEC File No. 333-137659) filed on November 14, 2006

(2) Incorporated by reference to Exhibit B to the Company’s definitive proxy statement on Schedule 14A (File No. 001-33299) filed on April 11, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 10, 2012	MELLANOX TECHNOLOGIES, LTD.

	By:	/s/ Michael Gray
	Name:	Michael Gray
	Title:	Chief Financial Officer

Exhibit Index

Exhibit 10.1	Form of Mellanox Technologies, Ltd. Executive Severance Benefits Agreement for U.S. Executives (1)
Exhibit 10.2	Amended Form of Indemnification Undertaking (2)
Exhibit 99.1	Press Release issued by the Company on September 10, 2012

(1) Incorporated by reference to Exhibit 10.12 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (SEC File No. 333-137659) filed on November 14, 2006

(2) Incorporated by reference to Exhibit B to the Company’s definitive proxy statement on Schedule 14A (File No. 001-33299) filed on April 11, 2011